Private Securities Transfer Agreement

Between

Matthew Schulman, as Representative of the Transferors

and

Amir Uziel and Lavi Krasney, as Representatives of the Transferees

Relating to

All shares of Common Stock

of

ADBI International Group, Inc.

Owned by Transferors

January 30, 2012

Private Securities Transfer Agreement

This Private Securities Transfer Agreement (this “PSTA”), dated this 30th day of January 2012, is by and between by and among: (i) Matthew Schulman, representative (the “Transferors’ Representative”) of the Transferors whose names and share ownership is set for on Exhibit 1 hereto and who are hereinafter referred to collectively as the “Transferors”) and as the chief executive officer and sole director of ADBI Group, Inc., a New Jersey corporation (the “Company”); and (ii) Amir Uziel and Lavi Krasney, as representatives of the Transferees (collectively, the “Transferees’ Representatives”). As used in this PSTA, the term “Parties” means Transferors, Transferors’ Representative, the Transferees and Transferees’ Representatives.

A. WHEREAS, Transferors are the record owners of a number of shares of common stock (“Common Stock”) of ADBI Group, Inc., a New Jersey corporation (the “Company”) and Transferors, hereby agree to transfer and assign to and Transferees agree to accept the transfer and assignment of the all shares of shares of Common Stock (the “Transferors’ Shares”) upon the terms and subject to the conditions set forth in this PSTA; and

B. WHEREAS, Transferors has agreed to deliver to the Escrow Agent: (i) the certificate evidencing Transferors’ Shares; (ii) an irrevocable stock power bearing a medallion guarantee; and (iii) a general release in the form attached hereto as Exhibit 1 (the “General Release”); and

C. WHEREAS, that on or before the execution and delivery of this PSTA, Transferors’ Representative, as chief executive officer and a director of the Company, will: (i) discharge or cause to be discharged all liabilities of the Company to any person(s); (ii) cause the Company to sell, transfer and/or assign all right, title and interest of the Company in any and all subsidiaries of the Company as set forth herein; and (iii) execute on behalf of the Company such other documents, including but not limited to, resolutions of the board of directors of the Company ratifying and approving the execution and delivery of this PSTA and the General Release, as may reasonably be requested by Transferees’ Representatives.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants, and agreements contained herein, the adequacy and legal sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

CLOSING

1.1 The Closing.

(a) The closing will take place on January 30, 2012 (the “Closing Date”) at the Office of Richard Rubin.

(b) On or after the Closing Date, upon the instructions of the Transferees’ Representatives, the Escrow Agent shall deliver the certificates evidencing Transferors’ Shares together with medallion guaranteed stock powers and such other and further documents as may be reasonably requested.

ARTICLE 2

REPRESENTATIONS OF TRANSFERORS’ REPRESENTATIVE ON BEHALF OF THE TRANSFERORS AND THE COMPANY

Transferors’ Representative, on behalf of the Transferors and the Company, hereby represents and warrants to Transferees’ Representatives as follows:

2.1 Authorization. Transferors and Transferors’ Representative have all requisite power and authority to enter into, execute, deliver, and perform its obligations under this PSTA. This PSTA has been duly and validly executed and delivered by Transferors’ Representative and is the valid and binding legal obligation of Transferors enforceable against Transferors in accordance with its terms, subject to bankruptcy, moratorium, principles of equity and other limitations limiting the rights of creditors generally.

2.2 Corporate Organization, etc. The Company duly organized, validly existing and in good standing under the laws of the State of New Jersey with the requisite corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets, if any.

2.3 Capitalization. The authorized capital securities of the Company consists of 500,000,000 shares of Common Stock, of which 69,974,299 Shares are outstanding as of the date of this PSTA. All issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and are without, and were not issued in violation of preemptive rights.

2.4 Non-Contravention. Neither the execution, delivery nor performance of this PSTA and each other transaction document nor the consummation of the transactions contemplated hereby or thereby will violate, contravene or be in conflict with any provision of the certificate of incorporation or by-laws of the Company.

2.5 Pinksheets Filings; Financial Statements.

(a) The Company’s financials, including all reports filed with OTC Market for “pinksheets” issuers, are accurate and complete copies (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “Company’s Reports”). None of the Company’s Reports contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The financial statements contained in the Company’s Reports fairly present, in all material respects, the financial position of Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

2.6 Absence of Undisclosed Liabilities. The Company: (i) does not have any liabilities, obligations or claims of any kind whatsoever (“Liabilities”), including but not limited to any Liabilities or fees due and/or past due to the State of New Jersey or the transfer agent of the Company’s Common Stock.

2.7 No Assets. As of the Closing Date, the Company will not have any assets or operations of any kind nor will the Company have any record or beneficial interest in any subsidiary, off of which have been divested as a condition of this PSTA. At the time of closing, all assets, capital stock, intellectual property and all other rights regarding Centriforce Technology Corporation, a Nevada corporation, and Subsea Technology Corp., a New Jersey corporation, both 100% owned subsidiaries of the Company, will have been transferred to Matthew Schulman.

2.8 Litigation. There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order pending, noticed, scheduled, threatened or contemplated by or against or involving the Company to the best knowledge of Transferors’ Representative.

2.9 Compliance with Law; Permits and Other Operating Rights. The Company is and has been in compliance in all respects with all laws applicable to the Company’s business and operations.

2.10 Books and Records. The books of account, minute books, stock record books, and other material records of the Company, all of which have been made available and/or delivered to Transferees’ Representatives on or before the Closing Date, are complete and correct in all material respects and have been maintained in accordance with reasonable business practices. The minute books of the Company contain accurate and complete records of all formal meetings held of, and corporate action taken by, the directors and officers of the Company. On or before the Closing Date, all of those books and records will have been or will be delivered to the Transferees’ Representatives.

ARTICLE 3

REPRESENTATIONS OF TRANSFEREES’ REPRESENTATIVES

Transferees’ Representatives, on behalf of the Transferees, represent and warrants to Transferors as follows:

3.1 Authorization and Power. Transferees have all power and authority to enter into this PSTA and to carry out the transactions contemplated herein. This PSTA contains the valid and binding legal obligation of Transferees enforceable against Transferees in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws that affect creditors’ rights generally.

3.2 Accredited Investor Status. The Transferees, by Transferees’ Representatives, are “accredited investors” as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”).

ARTICLE 4

CONDITIONS TO THE OBLIGATIONS OF TRANSFEREES

Notwithstanding any other provision of this PSTA to the contrary, the obligation of Transferees to effect the transactions contemplated herein will be subject to the satisfaction at or prior to the Closing Date, or waiver by Transferees’ Representatives, of the following condition:

4.1 Representations and Warranties True. that the representations and warranties of Transferors’ Representative, on behalf of Transferors, contained herein are and will be true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for changes specifically permitted or contemplated by this PSTA, and except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case they will be true and correct at the Closing Date with respect to such date or period.

ARTICLE 5

CONDITIONS TO OBLIGATIONS OF TRANSFERORS

Notwithstanding anything in this PSTA to the contrary, the obligation of Transferors’ Representatives, on behalf of the Transferors, to effect the transactions contemplated herein, will be subject to the satisfaction at or prior to each of the Initial and Closing Dates the following conditions:

5.1 Representations and Warranties True. The representations and warranties of Transferees’ Representatives contained in this PSTA will be true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date, as though such representations and warranties were made at and as of such time, except for changes permitted or contemplated in this PSTA, and except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case they will be true and correct at the Closings with respect to such date or period.

ARTICLE 6

MISCELLANEOUS PROVISIONS

6.1 Expenses. Transferees and Transferors will each bear their own costs and expenses relating to the transactions contemplated hereby, including without limitation, fees and expenses of legal counsel, accountants, brokers or finders or other representatives for the services used, hired or connected with the transactions contemplated hereby. Neither Transferees’ Representatives nor Transferors’ Representative will charge any of his expenses to the Company or seek reimbursement from the Company for any of their respective expenses.

6.2 Survival. The representations and warranties of the Parties shall survive the Closing for a period of three (3) months.

6.3 Amendment and Modification. Subject to applicable law, this PSTA may be amended or modified by the Parties at any time with respect to any of the terms contained herein; provided, however, that all such amendments and modifications must be in writing duly executed by all of the Parties hereto.

6.4 No Third Party Beneficiaries. Nothing in this PSTA will entitle any person or entity (other than a Party hereto and his respective successors and assigns permitted hereby) to any claim, cause of action, remedy or right of any kind.

6.5 Notices. All notices, requests, demands and other communications required or permitted hereunder will be made in writing and will be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgement, if mailed, postage prepaid, by certified or registered mail, return receipt requested; or (iii) on the date of transmission, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment, or to such other person or address as the Company will furnish to the other Parties hereto in writing in accordance with this subsection.

If to Transferors, then to Transferors’ Representative:

Matthew Schulman

9715 NW 51st Terrace

Doral, FL 33178-1909

Telephone: 786-229-2222

Facsimile: 206-666-5848__

E-Mail: ms@sentineltelecom.com

If to the Company, then to:

ADB Group, Inc.

Matthew Schulman, CEO

Waterford Business Park

5201 Blue Lagoon Drive

Suite 800

Miami, FL 33126

Telephone: 305-718-3330

Facsimile:_______________

Email:

If to Transferees, then to Transferees’ Representatives:

Amir Uziel, Transferees Representative

____________________

____________________

Telephone: 011-972-52-324-9100

Facsimile: ______________

E-Mail:

or to such other person or address as Transferees’ Representative will furnish to Transferors in writing in accordance with this subsection.

6.6 Assignment. This PSTA and all of the provisions hereof will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this PSTA nor any of the rights, interests or obligations hereunder will be assigned (whether voluntarily, involuntarily, by operation of law or otherwise) by Transferors without the prior written consent of Transferees.

6.7 Governing Law. This PSTA and the legal relations among the Parties hereto will be governed by and construed in accordance with the laws of the State of New York (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

6.8 Counterparts. This PSTA may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

6.9 Facsimile and Scanned Execution. Receipt by either Party of a counterpart of this PSTA manually signed and then scanned electronically and emailed to the other Party or manually signed and then sent by facsimile transmission to the other Party shall, for all purposes, be deemed to be an original counterpart with the same force and effect as the manually signed counterpart from which it was electronically reproduced.

6.10 Headings. The headings of the sections and subsections of this PSTA are inserted for convenience only and will not constitute a part hereof.

6.11 Entire Agreement. This PSTA and the exhibits and other writings referred to in this PSTA or in any such exhibit or other writing are part of this PSTA, together they embody the entire agreement and understanding of the Parties hereto in respect of the transactions contemplated by this PSTA and together they are referred to as this PSTA or the transactions contemplated hereby. There are no restrictions, promises, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to in this PSTA. This PSTA supersedes all prior agreements and understandings between the Parties with respect to the transaction or transactions contemplated by this PSTA. Provisions of this PSTA will be interpreted to be valid and enforceable under applicable Law to the extent that such interpretation does not materially alter this PSTA; provided, however, that if any such provision becomes invalid or unenforceable under applicable Law such provision will be stricken to the extent necessary and the remainder of such provisions and the remainder of this PSTA will continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this PSTA to be duly executed as of the day and year first above written.

Matthew Schulman: By: /s/ Matthew Schulman Matthew Schulman, as Chief Executive Officer and as Transferors’ Representative	Transferees’ Representatives: By: /s/ Amir Uziel Amir Uziel and By: /s/ Lavi Krasney Lavi Krasney

EXHIBIT 1

GENERAL RELEASE

BE IT KNOWN, that Matthew Schulman, as and on behalf of the Transferors as Transferors’ representative in the Private Stock Transfer Agreement dated January 30, 2012 (the “PSTA”) and as the sole executive officer and director of ADB Group, Inc. (hereinafter referred to as the “First Party”), for and in consideration of good and valuable consideration the receipt of which is hereby acknowledged by the First Party, does hereby remise, release, acquit, satisfy, and forever discharge ADB Group, Inc., and Amir Uziel and Lavi Krasney, as Transferees’ representatives in connection with the PSTA (hereinafter referred to as the “Second Party”), of and from all manner of action(s), cause(s) of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which said First Party ever had, now has, or which any officer, director, partner, shareholder, agent, representative, agent, successor, heir or assign of said First Party, hereafter can, shall or may have, against said Second Party, by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this instrument.

IN WITNESS WHEREOF, the said First Party has hereunto set his/her hand and seal this 30th day of January, 2012.

Signed, sealed and delivered in the presence of:

_______________________ __________________________

Witness (Signature) Matthew Schulman, First Party Signature

State of California )

County of Los Angeles )

The foregoing instrument was acknowledged by me this 30th day of January, 2012 by Matthew Schulman, who is personally known by me or who has produced: __________________ as identification and who did not take an oath.

________________________________ (SEAL)

Notary Public

State of California

My Commission Expires: